SHARE CAPITAL	9 Months Ended
Sep. 30, 2022
Share Capital [Abstract]
SHARE CAPITAL

6.SHARE CAPITAL

Authorized:

Unlimited number of no par value common shares. As of September 30, 2022, the Company has 111,890,707 common shares issued and outstanding (111,202,690 as of December 31, 2021).

Aspire “At the Market” (ATM) Common Share Purchase Agreement

On December 23, 2019, the Company entered into an agreement with Aspire Capital Fund, LLC (“Aspire”). Under the terms of this agreement, Aspire committed to purchase up to $35 million of Common Shares for a maximum of 9,729,777 Common Shares.

During 2021, the Company issued 1,600,000 Common Shares to Aspire for proceeds of $2,709. To date, the Company has issued 6,981,048 Common Shares of Titan for total proceeds of $5.2 million. The balance remaining on Aspire’s commitment was 2,748,729 Common Shares (with a maximum value of $29.8 million). The Company did not issue Common Shares to Aspire in 2022 and the agreement expired on June 23, 2022.